SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 4, 2010
(Date of Earliest Event Reported)

DATA CALL TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	333-131948	30-0062823
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Kenrick, Suite B-12, Houston, Texas		77060
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (823) 230-2379

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 3, 2010, John A. Braden & Company, P.C. (JABCO) notified the Company that effective as of that date, the firm resigned as auditor. John A. Braden, who has been our engagement partner, has become a partner in ABBM Group Ltd LLP. Effective the same date, the Company appointed ABBM Group Ltd LLP as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on August 4, 2010.

JABCO issued its auditor’s report on the Company's financial statements for the year ended December 31, 2009, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, JABCO’s audit report on the Company’s financial statements for the year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2009 and any subsequent interim period through August 3, 2010, the date of resignation of JABCO, there were no disagreements with JABCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to JABCO’s satisfaction, would have caused JABCO to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided JABCO with a copy of the disclosure in the preceding two paragraphs and requested in writing that JABCO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. JABCO provided a letter, dated August 3, 2010 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the year ended December 31, 2009 and through the date of the Audit Committee’s decision, the Company did not consult ABBM Group Ltd LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Call Technologies, Inc.
By: /s/ Timothy E. Vance

Date: August 4, 2010